Second Quarter 2010 Results Donald W. Seale Executive Vice President and Chief Marketing Officer Exhibit 99.2

Railway Operating Revenue
Second Quarter 2010 vs. 2009
Total - $2.4 Billion
Up $573 million, 31% vs. 2Q 2009
Volume $404
Revenue Per Unit $169
Total Change $573
Merchandise
$1,283
+31%
Coal
$696
+36%
Intermodal
$451
+23%

Revenue Per Unit
Second Quarter 2010 vs. 2009
Automotive  - legacy contract
renegotiation & extended hauls
Coal – Improved export and
utility yield
Agriculture  - decline due to
shorter haul business
Paper – lower RPU due to truck
competition and increased
shorter haul traffic
2Q 2010 vs.  2Q 2009
Rev/Unit Abs. % Chg.
Agriculture $2,103 ($22) (1%)
MetCon $1,586 $126 9%
Chemicals $3,158 $111 4%
Paper $2,142 ($97) (4%)
Automotive $2,277 $479 27%
Merchandise $2,166 $73 3%
Intermodal $616 $16 3%
Coal $1,765 $227 15%
Total $1,413 $98 7%

Railway Volume
Second Quarter 2010 vs. 2009
• Improving economy & weak
comparisons to 2
nd
quarter
2009
• Strong project growth
• Metals/Construction, Paper,
Chemicals & Intermodal
produce 52 week high
loadings
2Q 2010
Units Abs. % Chg.
Agriculture 152,951 17,914 13%
MetCon 175,389 58,190 50%
Paper 85,250 11,173 15%
Chemicals 105,933 25,432 32%
Automotive 72,547 11,695 19%
Merchandise 592,070 124,404 27%
Intermodal 733,324 120,559 20%
Coal 394,415 62,504 19%
Total 1,719,809 307,467 22%
vs. 2Q 2009

Merchandise Volume
Second Quarter 2010 vs. 2009
• Total Merchandise volume up
27%
• Metals/Construction volume driven
by increased steel demand, new
business, and energy related
construction materials
• Chemicals markets growth from
increased production of basic
chemicals & project growth
• Automotive volume growth led by
increased vehicle production &
new Northeast business
Chemicals
105,933
+32%
Automotive
72,547
+19%
Paper
85,250
+15%
Agriculture
152,951
+13%
Metals/Construction
175,389
+50%

Merchandise Volume
Second Quarter 2010 vs. 2009
• Agriculture growth driven by
increased corn, ethanol and
fertilizer shipments
• Paper & Forest volume increase in
pulpboard and lumber
Chemicals
105,933
+32%
Automotive
72,547
+19%
Paper
85,250
+15%
Agriculture
152,951
+13%
Metals/Construction
175,389
+50%

Merchandise Volume
First Quarter 2007 – Second Quarter 2010
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
1Q
2007
2Q
2007
3Q
2007
4Q
2007
1Q
2008
2Q
2008
3Q
2008
4Q
2008
1Q
2009
2Q
2009
3Q
2009
4Q
2009
1Q
2010
2Q
2010
Merchandise Carloads
+27%

Intermodal Volume
Second Quarter 2010 vs. 2009
•
Total Intermodal volume up 20%
•
Domestic volume up 32%, led by
truckload diversions
•
International volume up 10%,
driven by improving global
demand
•
Premium volume  up 19%, driven
by new LTL and truckload
services
Premium
57,140
+19%
Triple Crown
74,051
+7%
Domestic
335,900
+32%
International
266,233
+10%

Intermodal Volume
First Quarter 2007 – Second Quarter 2010
0
150,000
300,000
450,000
600,000
750,000
900,000
1Q
2007
2Q
2007
3Q
2007
4Q
2007
1Q
2008
2Q
2008
3Q
2008
4Q
2008
1Q
2009
2Q
2009
3Q
2009
4Q
2009
1Q
2010
2Q
2010
Intermodal Units
+20%

Chicago
Cincinnati
Columbus
Pritchard
Roanoke
Norfolk
Detroit
Heartland Corridor
Existing Terminals
New Terminals
•
First Double Stack Train in September, 2010
•
Saves up to 233 miles off current routes
•
Early 2
nd
Morning service from Norfolk to Columbus
•
Late 2
nd
Morning service from Norfolk to Chicago

Coal Volume
Second Quarter 2010 vs. 2009
•
Total Coal volume up 19%
•
Strong growth in met coal to
export and domestic markets
•
Growth in northern utility volume
offset by weakness in the south
•
Recovery in industrial coal
shipments
Utility
257,349
(4%)
Export
61,557
+177%
Metallurgical
55,852
+125%
Industrial
17,780
+11%

Source: World Steel Association Crude Steel Production Statistics, NS Comparison Report
Export Coal Volume & World Steel Production
First Quarter 2007 – Second Quarter 2010
NS Export Carloads World Steel Production - Tons

Source: World Steel Association Crude Steel Production Statistics, NS Comparison Report
Domestic Metallurgical Coal Volume & Domestic
Steel Production –
First Quarter 2007 – Second Quarter 2010
NS Domestic Met Carloads Domestic Steel Production - Tons
+125%

Utility Coal Volume & Coal Stockpiles 2007 - 2010 Sources: EVA, EEI Utility Carloads (000) & Coal Stocks (MMT) % Change in GWh vs. Previous Year

Outlook – Business Portfolio

Outlook Summary
Continued growth in core
markets
Strong project growth and
new business
Continued revenue per
unit improvement
1Q 2009 – 2Q 2010 Units
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010
1,455,567
1,412,342
1,522,215
1,567,133
1,582,861
1,719,809

Second Quarter 2010 Results Mark Manion Executive Vice President and Chief Operating Officer

Rail Industry Safety 6 Months 2010 Preliminary (Injury Ratio per 200,000 Employee-Hours)

Road & Yard Crew Starts By Quarters 2008 - 2010 -1.1%

Train & Engine Employees By Quarters 2008 - 2010 3.2%

Composite Service Performance By Quarters 2008 - 2010 Change from Prior Year:

Productivity Scorecard
2Q 2010 vs. 2Q 2009
•
Carload Volume 22%
•
Crew Starts 10%
•
Railroad Employees 0%
•
GTMs per Employee 24%
•
GTMs per Gallon 5%
•
GTMs per Train Hour 3%
•
Car Hire Days per Carload  4%

Second Quarter 2010 Results James A. Squires Executive Vice President Finance and Chief Financial Officer

Operating Results Second Quarter 2010 vs. 2009 ($ Millions) 2 Second Qtr Second Qtr Favorable (Unfavorable) 2010 2009 $ % Railway Operating Revenues $ 2,430 $ 1,857 $ 573 31%

Operating Results
Second Quarter 2010 vs. 2009 ($ Millions)

Second Qtr Second Qtr
Favorable
(Unfavorable)
2010 2009 $ %
Railway Operating Revenues $ 2,430 $ 1,857 $ 573 31%
Railway Operating Expenses 1,697 1,389 (308) (22%)
Income from Railway Operations $ 733 $ 468 $ 265 57%
Railway Operating Ratio 69.8 74.8 5.0
7%

Railway Operating Expense Analysis
Second Quarter 2010 vs. 2009 ($ Millions)

Net Increase $308 Million / 22%
- $3
+ $105
+ $119
Depreciation
+ $40
+ $47
Materials
and Other
Purchased
Services
and Rents
Fuel
Compensation
and Benefits

Compensation and Benefits Analysis
Second Quarter 2010 vs. 2009 ($ Millions)

Increase
Incentive and Stock-Based Compensation $ 41
Volume-Related Payroll 29
Wage Rates 20
Medical Benefits (Active and Retiree)
18
Other
11
Total Increase
$ 119

Railway Operating Expense Analysis
Second Quarter 2010 vs. 2009 ($ Millions)

Net Increase $308 Million / 22%
- $3
+ $105
+ $119
Depreciation
+ $40
+ $47
Materials
and Other
Purchased
Services
and Rents
Fuel
Compensation
and Benefits

Fuel Expense Analysis Second Quarter 2010 vs. 2009 ($ Millions) 7 $258 + $25 + $80 $153

Railway Operating Expense Analysis
Second Quarter 2010 vs. 2009 ($ Millions)

Net Increase $308 Million / 22%
- $3
+ $105
+ $119
Depreciation
+ $40
+ $47
Materials
and Other
Purchased
Services
and Rents
Fuel
Compensation
and Benefits

Railway Operating Expense Analysis
Second Quarter 2010 vs. 2009 ($ Millions)

Net Increase $308 Million / 22%
- $3
+ $105
+ $119
Depreciation
+ $40
+ $47
Materials
and Other
Purchased
Services
and Rents
Fuel
Compensation
and Benefits

Other Income - Net
Second Quarter 2010 vs. 2009 ($ Millions)

Second Qtr Second Qtr
Favorable
(Unfavorable)
2010 2009 $ %
Corporate-Owned Life Insurance $ (5) $ 7 $ (12) (171%)
Interest on Tax Deficiencies
(2) 5 (7)
(140%)
All Other
24 24
-- --%
Other Income - Net $

$

$ (19)
(53%)
Interest Expense on Debt $
115
$

$ (2)
(2%)

Income Before Income Taxes Second Quarter ($ Millions) 11 Change vs. Prior Period: + 62% $391 $635 2009 2010

Income Taxes Second Quarter ($ Millions) 12 Change vs. Prior Period: + 69% $144 $243 2009 2010

Net Income and Diluted Earnings per Share
Second Quarter ($ Millions except per share)
Net Income
13
$247
Diluted Earnings per Share
$392
$1.04
$0.66
Change vs. Prior Period: + 59% Change vs. Prior Period: + 58%
2009 2010 2009 2010

Cash Flows
First Six Months 2010 vs. 2009 ($ Millions)
14
*Please see reconciliation to GAAP posted on our web site.
2010 2009
Cash Provided by Operating Activities
$ 1,382 $ 643
Capital Expenditures
(569) (566)
*Free Cash Flow
$ 813 $ 77
Dividends
$ 252 $ 250
Share Repurchases
$ 114 $ --
Cash and Cash Equivalents at June 30
$ 855 $ 722